UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2007

Voyant International Corporation
(Exact name of Registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

530 Lytton Ave. 2nd Floor

Palo Alto, CA 94301

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

Exhibit No.	Document
99.1	RocketStream Partners With iSAFE Imaging to Meet Growing Demand for Secure Data Transfer Acceleration by Oil and Gas Industry

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voyant International Corporation
Dated: June 6, 2007	By: /s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer

Exhibit Index
Exhibit No.	Description

99.1	RocketStream Partners With iSAFE Imaging to Meet Growing Demand for Secure Data Transfer Acceleration by Oil and Gas Industry